EXHIBIT 10.23

                      BERJAYA REGISTRATION RIGHTS AGREEMENT

         THIS BERJAYA REGISTRATION RIGHTS AGREEMENT dated as of November _____ , 1994, between ROADHOUSE GRILL, INC. (together with its successors, the "Company"), and BERJAYA GROUP (CAYMAN) LTD. ("Berjaya").

         WHEREAS, on the date hereof, Berjaya purchased from John Y. Brown, Jr. ("Brown") and the Company, a total of 4,565,000 shares of the Company's Common Stock, par value, $.01 per share (the "Shares");

         WHEREAS, the Company wishes to provide Berjaya the rights described herein;

         WHEREAS, the Company has previously granted registration rights to the holders of the shares of Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock") and the shares of Series B Convertible Preferred Stock of the Company (the "Series B Preferred Stock"), pursuant to that certain 1994 Registration Rights Agreement dated as of February 10, 1994, as amended as of June 8, 1994 ("Preferred Registration Rights Agreement").

         WHEREAS, the rights granted to Berjaya herein shall be subordinate, and subject to, the rights granted to the holders of the Series A Preferred Stock ("Series A Preferred Stockholders") and the holders of the Series B Preferred Stock ("Series B Preferred Stock") pursuant to the Preferred Registration Rights Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

              (a) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

              (b) "Common Stock" shall mean the Common Stock, $.01 par value, of the Company, as constituted as of the date of this Agreement.

              (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              (d) "Registration Expenses" shall mean the expenses so described in Section 4.

              (e) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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              (f) "Selling Expenses" shall mean the expenses so described in
Section 4.

         2. REQUIRED REGISTRATION.

              (a) At any time after six months after any registration statement covering an initial public offering of securities of the Company under the Securities Act shall have become effective, the holders of the Shares constituting at least fifty percent (50%) of such Shares may, one time only, request the Company to register under the Securities Act all or any portion of the Shares held by such requesting holder or holders for sale in the manner specified in such notice. The only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and in any underwritten public offering contemplated by this Section 2, the holders of the Shares shall be entitled to sell such Shares to the underwriters, subject to this Agreement and the rights of the Series A Preferred Stockholders and the Series B Preferred Stockholders under the Preferred Registration Rights Agreement.

              (b) Following receipt of any notice under this Section 2, the Company shall immediately notify all holders of Shares from whom notice has not been received, the Series A Preferred Stockholders, the Series B Preferred Stockholders and any other holders of the Company's Common Stock which possess registration rights and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of Shares specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company).

              (c) In addition to the rights of the Series A Preferred Stockholders and other holders of registration rights, the Company shall be entitled to include in any registration statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, to the extent permitted by the managing underwriter.

         3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 2 to use its best efforts to effect the registration of any of the Shares under the Securities Act, the Company will, as expeditiously as possible:

              (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

              (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all of the Shares covered


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by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

              (c) furnish to each seller of the Shares and to each underwriter such number of copies of the registration statement and the prospectus included in the registration statement (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Shares covered by such registration statement;

              (d) use all reasonable efforts to register or qualify the Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of the Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

              (e) use its best efforts to list the Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

              (f) immediately notify each seller of the Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (g) if the offering is underwritten and at the request of any seller of the Shares, use its best efforts to furnish on the date that the Shares are delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein), and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no

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more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

              (h) make available for inspection by each seller of the Shares, upon such seller signing an appropriate confidentiality agreement, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of Section 3(a) and 3(b) and of Section 2(c), the period of distribution of the Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it (but no later than 180 days), and the period of distribution of the Shares in any other registration shall be deemed to extend until the earlier of the sale of all the Shares covered thereby and 120 days after the effective date thereof.

         In connection with the registration hereunder, the sellers of the Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         In connection with registration pursuant to Section 2, covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment statute.

         4. EXPENSES. All expenses incurred by the Company in complying with
Section 2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of any counsel for the sellers of the Shares, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of the Series A Shares are called "Selling Expenses."

         Berjaya shall bear its proportionate share of Registration and Selling Expenses in connection with a registration statement under Section 2.

         5. INDEMNIFICATION AND CONTRIBUTION.


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              (a) In the event of a registration of any of the Shares under the
Securities Act pursuant to Section 2, the Company will indemnify and hold harmless each seller of the Shares thereunder, each underwriter of the Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several (or actions in respect thereof), to which such seller, underwriter or controlling person may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement (the "Registration Statement") under which such Shares was registered or qualified under the Securities Act or applicable state securities laws pursuant to Section 2, any preliminary prospectus (the "Preliminary Prospectus") or final prospectus ("Prospectus") contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in an underwriting agreement with the underwriters or any failure of the Company to perform its obligations under such underwriting agreement or under applicable law; and will reimburse each such seller and each of its partners, officers and directors, as applicable, each such underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished by any such seller, any such underwriter or any such controlling person.

              (b) In the event of a registration of any of the Shares under the Securities Act pursuant to Section 2, each seller of such Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter, each person who controls any underwriter within the meaning of the Securities Act and each other seller of Series A Shares thereunder, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Company or such officer, director, underwriter, controlling person or other seller may become subject under the Securities Act, Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of seller of the Shares), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the

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statements therein not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the seller of such Shares contained in an underwriting agreement with the underwriters or any failure of such seller to perform its obligations under such agreement or under applicable law; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in strict conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller stated to be specifically for use in such registration statement and prospectus; PROVIDED FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Shares covered by such registration statement.

              (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to such indemnified party for contribution or otherwise other than under this Section 5, and shall only relieve it from any liability which it may have to such indemnified party under this Section 5 if and to the extent that the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

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              (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of the Shares exercising rights under this Agreement, or any controlling person of any such holder makes a claim for indemnification pursuant to this
Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of the Shares and other shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         6. CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         7. MISCELLANEOUS.

              (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any of the Shares), whether so expressed or not, PROVIDED, HOWEVER, that registration rights conferred herein on the holders of the Shares shall only inure to the benefit of a transferee of the Shares if (i) the transferee receives from the transferor at least fifty percent (50%) of the Shares originally issued to the transferor pursuant to the Investment Agreement to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder, or affiliate of the transferor.

              (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or faxed, in the case of non-U.S. residents, addressed as follows:

              if the Company or any other party hereto, at the address of such party set forth in the Investment Agreement;


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              if to any subsequent holder of the Shares, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of the Shares) or to the holders of the Shares (in the case of the Company) in accordance with the provisions of this paragraph.

              (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

              (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding Shares.

              (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              (f) The obligations of the Company to register the Shares under
Section 2, shall terminate as to any holder of the Shares or permissible transferees or assignees of such rights (but only during such times as both (i) and (h) are applicable) if such person (i) holds one percent (1%) or less of the outstanding shares of Common Stock of the Company (on an as converted basis); and (h) would be permitted to sell all of the Shares held by him within one three-month period pursuant to Rule 144.

              (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of the Shares who is a party to this Agreement shall agree not to sell publicly any Shares or any other shares of Common Stock (other than Shares or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 120 days following the effective date of the registration statement relating to such offering.

              (h) Notwithstanding the provisions of Section 3(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed. Further, the Company shall not be required to procure an audit of its financial statements other than in the ordinary course under its reporting obligations under the Securities Exchange Act of 1934, as amended.

              (i) The registration rights granted herein shall be subject, and subordinate to, the rights granted to the Series A Preferred Stockholders and the Series B Preferred Stockholders pursuant to the Preferred Registration Rights Agreement.

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              (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Agreement, whereupon this Agreement shall be a binding agreement between the Company and you.

                             ROADHOUSE GRILL, INC.

                             By: [signed copy unavailable]

                             Title: _________________________________

                             BERJAYA GROUP (CAYMAN) LTD.

                             By: ___________________________________

                             Title: ________________________________

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